UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2013 (January 17, 2013)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On January 17, 2013, the Board of Directors of NTS, Inc. (f/k/a Xfone, Inc., the “Company”) amended and restated the charters of the Audit Committee, the Compensation Committee and the Nominating Committee (which has been renamed the Nominating and Corporate Governance Committee). Copies of the amended and restated charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are attached hereto as Exhibits 99.1 through 99.3, respectively and will be available on the Company’s website at www.ntscom.com.

Item 9.01    Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Charter of the Audit Committee of the Board of Directors of NTS, Inc.
99.2	Charter of the Compensation Committee of the Board of Directors of NTS, Inc.
99.3	Charter of the Nominating and Corporate Governance Committee of the Board of Directors of NTS, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: January 18, 2013	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors

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